UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 19, 2005

Commission File Number: 0-25662

ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ 07059	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 1.01.  Entry into a Material Definitive Agreement.

Employee Stock Purchase Plan

At the 2005 Annual Meeting of Stockholders of ANADIGICS, Inc. (the “Company”) held on May 19, 2005, the Company’s stockholders approved the amendment and restatment of the Company’s Employee Stock Purchase Plan (the “Stock Purchase Plan”). The amended and restated Stock Purchase Plan increased the number of shares of common stock available to be purchased under the Stock Purchase Plan by 1,000,000 to 2,693,750 shares. The amended and restated Stock Purchase Plan also extended the Stock Purchase Plan through December 31, 2014. A more detailed description of the terms of the amended and restated Stock Purchase Plan can be found in the Company’s definitive proxy statement for its 2005 Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 19, 2005, in the section of the Proxy Statement entitled “Proposal II — Adoption of Amendment and Restatement of Employee Stock Purchase Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Stock Purchase Plan filed as Appendix B to the Company’s Proxy Statement and incorporated by reference herein.

2005 Long-Term Incentive and Share Award Plan

At the 2005 Annual Meeting of Stockholders of the Company held on May 19, 2005, the Company’s stockholders approved the 2005 Long-Term Incentive and Share Award Plan the (“2005 Plan”). Under the 2005 Plan, the Company may grant stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents and other share-based awards to employees, consultants and directors of the Company for incentive purposes. The approval of the 2005 Plan authorized 2,700,000 shares, provided that the total amount of shares that may be issued for awards of stock or stock units, including awards of restricted stock and restricted stock units and awards of stock appreciation rights may not exceed an aggregate of 2,400,000 shares. A more detailed description of the terms of the 2005 Plan can be found in the Proxy Statement in the section entitled “Proposal III — 2005 Long Term Incentive and Share Award Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 2005 Plan filed as Appendix C to the Company’s Proxy Statement and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1
ANADIGICS, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2005)

99.2
ANADIGICS, Inc. 2005 Long-Term Incentive and Share Award Plan (incorporated by reference to Appendix C of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

ANADIGICS, Inc.

 Registrant)

By: /s/ Thomas Shields

Name: Thomas Shields
                                        Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1
ANADIGICS, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2005)

99.2
ANADIGICS, Inc. 2005 Long-Term Incentive and Share Award Plan (incorporated by reference to Appendix C of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2005)